Exhibit 24.6
                      Agreement and Plan of Reorganization

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                      Agreement and Plan of Reorganization
                                  by and among

                            CANBAU CONSTRUCTION GMBH
                              a German corporation
                                       and
                     THE OHIO & SOUTHWESTERN ENERGY COMPANY
                             a Colorado corporation
                             dated: November 2, 1998


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                      AGREEMENT AND PLAN OF REORGANIZATION

                            CANBAU CONSTRUCTION GMBH
                                       and
                     THE OHIO & SOUTHWESTERN ENERGY COMPANY

         This Agreement and Plan of Reorganization ("Agreement"), dated as of July 29, 1998, among CANBAU CONSTRUCTION GMBH ("CB"), a German Corporation, THE OHIO & SOUTHWESTERN ENERGY COMPANY ("OSWE"), a Colorado Corporation, and the shareholders of CANBAU CONSTRUCTION GMBH ("CB Shareholders") who will join this agreement by execution.

                              W I T N E S S E T H:

         A. WHEREAS, CB and OSWE are corporations duly organized under the laws of the State of Germany and Colorado, respectively.

         B. Plan of Reorganization. The CB Shareholders are the owners of all of the issued and outstanding common stock of CB. It is the intention that all of the issued and outstanding stock of CB shall be acquired by OSWE in exchange solely for its voting stock. For federal income tax purposes it is intended that this exchange shall qualify as a reorganization within the meaning of SEC 368
(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").

         C. Exchange of Shares. OSWE and the CB Shareholders agree that all of the common shares issued and outstanding of CB shall be exchanged with OSWE for 1,000,000 shares of the common stock of OSWE. The pro rata numbers of the OSWE shares, on the closing date, shall be delivered to the individual shareholders in exchange for their CB shares as hereinafter set forth.

         D. WHEREAS, the parties hereto wish to enter into this Agreement, pursuant to the provisions of the Colorado Statutes.

         NOW, THEREFORE, it is agreed among the parties as follows

                                    ARTICLE I

                                The Consideration

         1. Subject to the conditions set forth herein on the "Effective Date" (as herein defined), Shareholders of CB shall exchange all of their shares of CB for 1,000,000 common shares of OSWE common stock. The transactions contemplated by this Agreement shall be completed at a closing ("Closing") on a closing date ("Closing Date") which shall be as soon as possible after all regulatory approvals and shareholder approvals are obtained in accordance with law as set forth in this Agreement, but no later than 30 days after date hereof.

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         On the Closing  Date,  all of the documents to be furnished to OSWE and
CB, including the documents to be furnished pursuant to Article VII of this Agreement, shall be delivered to M.A. Littman, to be held in escrow until the Effective Date or the date of termination of this Agreement, whichever first occurs, and thereafter shall be promptly distributed to the parties as their interests may appear.

         1.2 At the Effective Date, CB shall become a wholly owned subsidiary of OSWE. CB's shareholders shall receive pro rata shares of $.0001 par value voting common stock as follows:

         OSWE shall issue 1,000,000 of its shares of common stock for 100% of the outstanding common shares of CB, pro rata to the shareholders of CB.

         1.3 If this Agreement is duly adopted by the holders of the requisite number of shares, in accordance with the applicable laws and subject to the other provisions hereof, such documents as may be required by law to accomplish the Agreement shall be filed as required by law to effectuate same, and it shall become effective. The time of filing the last document required by law shall be the Effective Date for the Agreement. For accounting purposes, the Agreement shall be effective as of 12:01 a.m., on the last day of the month preceding the Effective Date.

                                   ARTICLE 11

                         Issuance and Exchange of Shares

         2.1 The shares of $.0001 par value common stock of OSWE shall be issued by it to CB shareholders at closing.

         2.2 OSWE represents that no outstanding options or warrants for its unissued shares exist. All preferred stock of OSWE due for redemption as of the date hereof shall have been redeemed as of closing date, if any.

         2.3 The stock transfer books of CB shall be closed on the Effective Date, and thereafter no transfers of the stock of CB shall be made. CB shall appoint an exchange agent ("Exchange Agent"), to accept surrender of the certificates representing the common shares of CB, and to deliver in exchange for such surrendered certificates, shares of common stock of OSWE. The authorization of the Exchange Agent may be terminated by OSWE after six months following the Effective Date. Upon termination of such authorization, any shares of CB and any funds held by the Exchange Agent for payment to CB shareholders pursuant to this Agreement shall be transferred to OSWE or its designated agent who shall thereafter perform the obligations of the Exchange Agent. If outstanding certificates for shares of CB are not surrendered or the payment for them not claimed prior to such date on which such payments would otherwise escheat to or become the property of any governmental unit or agency, the

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unclaimed items shall, to the extent  permitted by abandoned  property and other applicable law, become the property of OSWE (and to the extent not in its possession shall be paid over to it), free and clear of all claims or interest of any persons previously entitled to such items. Notwithstanding the foregoing, neither the Exchange Agent nor any party to this Agreement shall be liable to any holder of CB shares for any amount paid to any governmental unit or agency having jurisdiction of such unclaimed item pursuant to the abandoned property or other applicable law of such jurisdiction.

         2.4 No fractional shares of OSWE stock shall be issued as a result of the Agreement. Shares shall be rounded to nearest whole share.

         2.5 At the Effective Date, each holder of a certificate or certificates representing common shares of CB, upon presentation and surrender of such certificate or certificates to the Exchange Agent, shall be entitled to receive the consideration set forth herein, except that holders of those shares as to which dissenters' rights shall have been asserted and perfected pursuant to Germany law shall not be converted into shares of OSWE common stock, but shall represent only such dissenters' rights. Upon such presentation, surrender, and exchange as provided in this Section 2.5, certificates representing shares of CB previously held shall be canceled. Until so presented and surrendered, each certificate or certificates which represented issued and outstanding shares of CB at the Effective Date, shall be deemed for all purposes to evidence the right to receive the consideration set forth in Section 1.2 of this Agreement. If the certificates representing shares of CB have been lost, stolen, mutilated or destroyed, the Exchange Agent shall require the submission of an indemnity agreement and may require the submission of a bond in lieu of such certificate.

                                   ARTICLE III

                           Representations, Warranties
                    and Covenants of Canbau Construction GMBH

         No representations or warranties are made by any director, officer, employee or shareholder of CB as individuals, except as and to the extent stated in this Agreement or in a separate written statement (the "CB Disclosure Statement"), if any. CB hereby represents, warrants and covenants to OSWE except as stated in the CB Disclosure Statement, as follows:

         3.1 CB is a corporation duly organized, validly existing and in good standing under the laws of the State of Germany, and has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Bylaws of CB are complete and accurate, and the minute books of CB contain a record, which is complete and

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accurate in all material respects, of all meetings, and all corporate actions of the shareholders and board of directors of CB.

         3.2 The aggregate number of shares which CB is authorized to issue shares of common stock with par value of which shares are issued and outstanding.

         3.3 CB has complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

         3.4 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by CB will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of CB.

         3.5 The execution, delivery and performance of this Agreement has been duly authorized and approved by CB's Board of Directors.

         3.6 CB will deliver to OSWE before the Closing, current consolidated audited financial statements of CB prepared by a "Big 6" accounting firm or other firm acceptable to OSWE. These audited financial statements must be dated within 3 months of the Closing date. All such statements, herein sometimes called "CB Financial Statements," are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of CB for the periods included. The said statements will have beer) prepared in accordance with generally accepted accounting principles.

         3.7 Since the dates of the CB Financial Statements, there have not been any Material adverse changes in the business or condition, financial or otherwise of CB.

         3.8 There are no legal proceedings or regulatory proceedings involving material claims pending, or to the knowledge of the officers of CB, threatened against CB or affecting any of its assets or properties, and CB is not in any material breach or violation of or default under any contract or instrument to which CB is a party, and no event has occurred which with the lapse of time or action by a third party could result in a material breach or violation of or default by CB under any contract or other instrument to which CB is a party or by which it or any of its properties may be bound or affected, or under its respective Articles of Incorporation or Bylaws, nor is there any court or regulatory order pending, applicable to CB.

         3.9 All liability of CB has been properly provided for and is adequate to comply with all regulatory requirements regarding same.

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         3.10 The representations and warranties of CB shall be true and correct as of the date hereof and as of the Effective Date.

         3.11 CB has no employee benefit plan, including non-qualified stock awards, options, and consulting fees for independent contractors.

         3.12 No representation or warranty by CB in this Agreement, the CB Disclosure Statement or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

         3.13 Intellectual Property. All trade names, inventions, discoveries, ideas, research, engineering, methods, practices, processes, systems, formulae, designs, drawings, products, projects, improvements, developments, know-how, and trade secrets which are used in the conduct of CB's business, whether registered or unregistered (collectively the "Proprietary Rights") are owned by CB. To the knowledge of each Seller and CB, CB created or developed such Proprietary Rights and such Proprietary Rights are not subject to any restriction, lien, encumbrance, right, title or interest in others. All of the foregoing Proprietary Rights that are not in the public domain stand solely in the name of CB and not in the name of any shareholder, director, officer, agent, partner or employee or anyone else known to any Seller or CB and none of the same have any right, title, interest, restriction, lien or encumbrance therein or thereon or thereto. To the knowledge of each Seller and CB, CB's ownership and use of the Proprietary Rights do not and will not infringe upon, conflict with or violate in any material respect any patent, copyright, trade secret or other lawful proprietary right of any other party, and no claim is pending or, to the knowledge of any Seller or CB, threatened to the effect that the operations of CB infringe upon or conflict with the asserted rights of any other person under any of the Proprietary Rights, and to the knowledge of each Seller and CB there is no reasonable basis for any such claim (whether or not pending or threatened). No claim is pending, or to the knowledge of each Seller and CB, threatened to the effect that any such Proprietary Rights owned or licensed by CB, or which CB otherwise has the right to use, is invalid or unenforceable by CB and there is no reasonable basis for any such claim (whether or not pending or threatened). CB has not granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the products or proposed products or to provide the services or proposed services of Seller.

         3.14 a. Liens. Except as disclosed on Schedule 3.14(a), no one other than Seller has any right, title, interest, lien, claim, security interest, restriction or encumbrance in, on or to CB's assets.

         b. Material Contracts. Other than as disclosed on Schedule 3.14(b), Seller does not have any material obligation, contract, agreement, lease, sublease, commitment or understanding of any kind, nature or description, oral or written, fixed or contingent due or to become due, existing or inchoate.

         c.  No  Undisclosed   Liabilities.   CB  does  not  have  any  material
liabilities or obligations, including, without limitation, contingent liabilities for the performance of any obligation, except for (i) liabilities or obligations which are disclosed or fully provided for in CB's Financial Statements, (ii) liabilities or obligation to States, federal, state, provincial and local laws with respect to pollution or protection of the environment ("Environmental Laws") relating to assets now owned or operated by CB or any of its subsidiaries, including Environmental Laws relating to actual or threatened emissions, discharges or releases, of pollutants, contaminants or hazardous or toxic materials or wastes ("Pollutants"), have been obtained and are effective, and, with respect to assets previously owned or operated by CB, were obtained and were effective during the time of CB's operation; (iii) To the knowledge of CB, no conditions exist on, in or about the properties now or previously owned or operated by CB or any third-party properties to which any Pollutants generated by CB were sent or released that could give rise on the part of CB to liability under any Environmental Laws, claims by third parties under Environmental Laws or under common law or the occurrence of costs to avoid any such liability or claim; and (iv) to the knowledge of CB, all operators of CB's assets are in compliance with all terms and conditions of such Environmental Laws, permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder, relating to CB's assets.

                                   ARTICLE IV

                  Representations, Warranties and Covenants of
                     The Ohio & Southwestern Energy Company

         No representations or warranties are made by any director, officer, employee or shareholder of OSWE as individuals, except as and to the extent stated in this Agreement or in a separate written statement.

         OSWE hereby represents, warrants and covenants to CB, except as stated in the OSWE Disclosure Statement, as follows:

         4.1 OSWE is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, and has the corporate power and authority to own or lease its properties and to carry on its business as it

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is now being conducted. The Articles of Incorporation and Bylaws of OSWE, copies of which have been delivered to CB, are complete and accurate, and the minute books of OSWE contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of OSWE.

         4.2 The aggregate number of shares which OSWE is authorized to issue is 300,000,000 shares of common stock with a par value of $.0001 per share, of which 14,382,000 shares of such common stock will be issued and outstanding, fully paid and non-assessable, prior to closing under this agreement. OSWE has no outstanding options, warrants or other rights to purchase, or subscribe to, or securities convertible into or exchangeable for any shares of capital stock. No preferred stock of OSWE is outstanding.

         4.3 OSWE has complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

         4.4 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by OSWE will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of OSWE.

         4.5 The execution of this Agreement has been duly authorized and approved by the OSWE's Board of Directors.

         4.6 OSWE has delivered to CB financial statements of OSWE dated December 31, 1997. All such statements, herein sometimes called "OSWE Financial Statements" are (and will be) complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of OSWE of the periods indicated. All statements of OSWE will have been prepared in accordance with generally accepted accounting principles.

         4.7 Since the dates of the OSWE Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of OSWE. OSWE does not have any material liabilities or obligations, secured or unsecured except as shown on updated financials (whether accrued, absolute, contingent or otherwise).

         4.8 OSWE has delivered to CB a list and description of all pending legal proceedings involving OSWE, none of which will materially adversely affect them, and, except for these proceedings, there are no legal proceedings or regulatory proceedings involving material claims pending, or, to the knowledge of the officers of OSWE, threatened against OSWE or affecting any of its assets or properties, and OSWE is not in any material breach or violation of or default under any contract or instrument to which OSWE is a party, and no event has occurred which with the lapse of time or action by a third party could result in a material breach or violation of or default by OSWE under any contract or other instrument to which OSWE is a party or by which they or any of their respective properties may be bound or affected, or under their respective Articles of Incorporation or Bylaws, nor is there any court or regulatory order pending, applicable to OSWE.

         4.9 OSWE shall not enter into or consummate any transactions prior to the Effective Date other than in the ordinary course of business and will pay no dividend, or increase the compensation of officers and will not enter into any agreement or transaction which would adversely affect its financial condition.

         4.10 OSWE is not a party to any contract performable in the future except its land lease obligation which will not adversely affect it.

         4.11 The representations and warranties of OSWE shall be true and correct as of the date hereof and as of the Effective Date.

         4.12 OSWE has delivered, or will deliver within two weeks of the date of this Agreement, to CB, all of its corporate books and records for review. OSWE will also deliver to CB on or before the Closing Date any reports relating to the financial and business condition of OSWE which occur after the date of this Agreement and any other reports sent generally to its shareholders after the date of this Agreement.

         4.13 OSWE has no employee benefit plan in effect at this time.

         4.14 No representation or warranty by OSWE in this Agreement, the OSWE Disclosure Statement or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

         4.15 OSWE agrees that all rights to indemnification now existing in favor of the employees, agents, directors or officers of CB and its subsidiaries, as provided in the Articles of Incorporation or Bylaws or otherwise in effect on the date hereof shall survive the transactions contemplated hereby in accordance with their terms, and OSWE expressly assumes such indemnification obligations of CB.

                                    ARTICLE V

              Obligations of the Parties Pending the Effective Date

         5.1 This Agreement shall be duly submitted to the shareholders of CB for the purpose of considering and acting upon this Agreement in the manner required by law at a meeting of shareholders on a date selected by CB, such date to be the earliest practicable date. The Board of Directors of CB, subject to its fiduciary obligations to shareholders, shall use its best efforts to obtain the requisite approval of CB shareholders of this Agreement and the transactions contemplated herein. CB and OSWE shall take all reasonable and necessary steps and actions to comply with and to secure CB shareholder approval of this Agreement and regulations of such states.

         5.2 At all times prior to the Effective Date during regular business hours, each party will permit the other to examine its books and records and the books and records of its subsidiaries and will furnish copies thereof on request. It is recognized that, during the performance of this Agreement, each party may provide the other parties with information which is confidential or proprietary information. During the term of this Agreement, and for four years following the termination of this Agreement, the recipient of such information shall protect such information from disclosure to persons, other than members of its own or affiliated organizations and its professional advisers, in the same manner as it protects its own confidential or proprietary information from unauthorized disclosure, and not use such information to the competitive detriment of the disclosing party. In addition, if this Agreement is terminated for any reason, each party shall promptly return or cause to be returned all documents or other written records of such confidential or proprietary information, together with all copies of such writings and, in addition, shall either furnish or cause to be furnished, or shall destroy, or shall maintain with such standard of care as is exercised with respect to its own confidential or proprietary information, all copies of all documents or other written records developed or prepared by such party on the basis of such confidential or proprietary information. No information shall be considered confidential or proprietary if it is (a) information already in the possession of the party to whom disclosure is made, (b) information acquired by the party to whom the disclosure is made from other sources, or (c) information in the public domain or generally available to interested persons or which at a later date passes into the public domain or becomes available to the party to whom disclosure is made without any wrongdoing by the party to whom the disclosure is made.

         5.3 OSWE and CB shall promptly provide each other with information as to any significant developments in the performance of this Agreement, and shall promptly notify the other if it discovers that any of its representations, warranties and covenants contained in this Agreement or in any document delivered in connection with this Agreement was not true and correct in all material respects or became untrue or incorrect in any material respect.

         5.4 All parties to this Agreement shall take all such action as may be reasonably necessary and appropriate and shall use their best efforts in order to consummate the transactions contemplated hereby as promptly as practicable.

                                   ARTICLE VI

                               Procedure Exchange

         6.1 At the Effective Date, the exchange shall be effected as set forth in Colorado Laws with common stock certificates of OSWE being exchanged for CB common stock certificates as and when submitted to the transfer agent.


                                   ARTICLE VII

                           Conditions Precedent to the
                          Consummation of the Exchange

         The following are conditions precedent to the consummation of the Agreement on or before the Effective Date:

         7.1 CB shall have performed and complied with all of its respective obligations hereunder which are to be complied with or performed on or before the Effective Date and OSWE and CB shall provide one another at the Closing with a certificate to the effect that such party has performed each of the acts and undertakings required to be performed by it on or before the Closing Date pursuant to the terms of this Agreement.

         7.2 This Agreement, the transactions contemplated herein shall have been duly and validly authorized, approved and adopted, at meetings of the shareholders of CB duly and properly called for such purpose in accordance with the applicable laws.

         7.3 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might Subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

         7.4 All actions, proceedings, instruments and documents required to carry out this Agreement and the transactions contemplated hereby and the form and substance of all legal proceedings and related matters shall have been approved by counsel for CB and OSWE.

         7.5 The representations and warranties made by CB and OSWE in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Effective Date, except to the extent that such representations and warranties may be untrue on and as of the Effective Date because of (1) changes caused by transactions suggested or approved in writing by CB or (2) events or changes (which shall not, in the aggregate, have materially and adversely affected the business, assets, or financial condition of OSWE or CB during or arising after the date of this Agreement.)

         7.6 CB shall have furnished OSWE with:

         (1) a certified copy of a resolution or resolutions duly adopted by the Board of Directors of CB approving this Agreement and the transactions contemplated by it and directing the submission thereof to a vote of the shareholders of CB;

         (2) a certified copy of a resolution or resolutions duly adopted by a majority of all of the classes of outstanding shares of CB capital stock approving this Agreement and the transactions contemplated by it;

         (3) an agreement from each "affiliate" of CB as defined in the rules adopted under the Securities Act of 1933, as amended, to the effect that (a) the affiliate is familiar with SEC Rules 144 and 145; (b) none of the shares of OSWE common stock will be transferred by or through the affiliate in violation of the Federal Securities Laws; (c) the affiliate will not sell or in any way reduce his risk relative to any OSWE common stock received pursuant to this Agreement until such time as financial results covering at least 30 days of post-closing date combined operations shall have been published by OSWE on SEC Form 1O-Q or otherwise; and (d) the affiliate acknowledges that OSWE is under no obligation to register the sale, transfer, or the disposition of OSWE common stock by the affiliate or to take any action necessary in order to make an exemption from registration available to the affiliate, but understands that OSWE will satisfy the public information requirements of Rules 144 and 145 during the three-year period following the Closing Date.

         (4) Securities Laws Compliance. Each NON-U.S. citizen who is a shareholder of CB shall sign an affidavit as contained on Exhibit "A."

         7.7 OSWE shall furnish CB with a certified copy of a resolution or resolutions duly adopted by the Board of Directors of OSWE, approving this Agreement and the transactions contemplated by it.

         7.8 As a condition to closing, the CB Financial Statements, as described in Article 111, 3.6, must show an unencumbered minimum asset value of US $4,000,000. Should this value not be demonstrated in the audited financial statements this agreement will terminate unless an extension to the Closing is agreed to by both CB and OSWE.

                                  ARTICLE VIII

                           Termination and Abandonment

         8.1 Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time (whether before or after the approval and adoption thereof by the shareholders of CB) prior to the Effective Date.

         (a)      By mutual consent of CB and OSWE;
         (b) By CB, or OSWE, if any condition set forth in Article VII relating to the other party has not been met or has not been waived;
         (c) By CB, or OSWE, if any suit, action or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit or otherwise affect the consummation of the transactions contemplated hereby;
         (d) By any party, if there is discovered any material error, misstatement or omission in the representations and warranties of another party;
         (e) By any party if the Agreement Effective Date is not within 30 days from the date hereof; (f) or CB shall have the right to assign this agreement to any other entity, at any time, subject to the due diligence terms herein.

         8.2 Any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, by action taken by its Board of Directors provided; however, that such action shall be taken only if, in the judgment of the Board of Directors taking the action, such waiver will not have a materially adverse effect on the benefits intended under this Agreement to the party waiving such term or condition.

                                   ARTICLE IX

                        Termination of Representation and
                        Warranties and Certain Agreements

         9.1 The respective representations and warranties of the parties hereto shall expire with, and be terminated and extinguished by consummation of the

Agreement; provided, however, that the covenants and agreements of the parties hereto shall survive in accordance with their terms.

                                    ARTICLE X

                                  Miscellaneous

         10.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

         10.2 To facilitate the execution of this Agreement, any number of counterparts provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

         10.4 This Agreement may be amended upon approval of the Board of Directors of each party provided that the shares issuable hereunder shall not be amended without approval of the requisite shareholders of CB.

         10.5 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, fees prepaid, addressed as follows:

To Canbau Construction GMBH:

         Rose-Luxembourg - Str. 16-18
         18055 Rostock, Germany

To The Ohio & Southwestern Energy Company:

         650 W. Georgia Street, #450
         Vancouver, BC., Canada V6B 4N8

or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

         10.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of CB and OSWE. However, either CB or OSWE may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

         IN WITNESS WHEREOF, the parties have set their hands and seals this day of October, 1998.

                                            Canbau Construction GMBH



                                            By:_________________________________
                                                     President

                                            Attest:_____________________________
                                                     Secretary


                                          The Ohio & Southwestern Energy Company


                                            By:_________________________________
                                                     President

                                            Attest:_____________________________
                                                     Secretary

CANBAU CONSTRUCTION GMBH, SHAREHOLDERS (by signature below or pursuant to execution of the Exchange Agreement and Representations incorporating this Agreement by reference.)


-------------------------------              -----------------------------------



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-------------------------------              -----------------------------------



-------------------------------              -----------------------------------



-------------------------------              -----------------------------------



-------------------------------              -----------------------------------

EXHIBIT "A"
Affidavit

         I hereby certify under penalty of perjury that the following statements are true and correct as of the date hereof:

         Each NON-U.S. citizen (hereafter "Affiant"):

         (i) has been represented by such legal and tax counsel and others, each of whom has been personally selected by Affiant, as Affiant has found necessary to consult concerning this transaction, and any such representation has included an examination of applicable documents, and an analysis of all tax, financial, and securities law aspects. Affiant, his counsel and advisors, and such other persons with whom Affiant has found it necessary to consult, have sufficient knowledge and experience in business and financial matters to evaluate the above information, and the merits and risks of the share exchange contemplated by this Agreement, and to make an informed investment decision with respect thereto;

         (ii) is acquiring the OSWE Common Stock for Affiant's own account and not as a fiduciary for any other person and for investment purposes only and not with a view to or for the transfer, assignment, resale, or distribution thereof, in whole or in part. Affiant represents and warrants to OSWE as of the date of this Agreement, that Affiant has no present plan or intention to sell such stock in the United States at any predetermined time, and has made no predetermined arrangements to sell the OSWE Common Stock. Affiant covenants that neither Affiant nor its affiliates nor any person acting on its or their behalf has entered into, has the intention of entering into, or will enter into any hedging transaction, short position or other similar instrument, contract, arrangements or position with respect to the OSWE Common Stock anytime until the end of the Distribution Compliance period, as hereinafter defined. Affiant understands the meaning and legal consequences of the foregoing representations and warranties.

         (iii) understands that the OSWE Common Stock has not been registered under the Securities Act nor pursuant to the provisions of the securities or other laws of any applicable jurisdictions and such stock is being offered and sold pursuant to Regulation S based in part upon the representations of Affiant contained herein. Affiant further understands that the OSWE Common Stock cannot he sold, assigned, pledged, transformed or otherwise disposed of unless such shares are registered or an exemption from registration is available, and that the OSWE Common Stock shall bear a restrictive legend to that effect;

         (iv) represents and warrants to OSWE that (i) the Affiant is not a U.S. person ("U.S. person") as that term is defined in Rule 902(k) of Regulation S and which definition includes, without limitation, a corporation or partnership that is organized under the laws of a jurisdiction other than the United States if it is formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it was organized or incorporated, and is owned, by accredited investors (as defined in Rule 501(a) of Regulation D Under the Act) who are not natural persons, estates or trusts,
(ii) the OSWE Common Stock is not offered to the Affiant in the United States and at the time off execution of this Agreement and the time of any offer to the Affiant to purchase the OSWE Common Stock hereunder, the Affiant was physically outside the United States. (iii) the Affiant is acquiring the OSWE Common Stock for its own account and not on behalf of or for the benefit of any U.S. person and the sale and resale of the OSWE Common Stock has not been prearranged with any U.S. person or buyer in the United States; (iv) the Affiant agrees that no offers and sales of the OSWE Common Stock prior to the expiration of a period commencing on the Closing Date and ending one (1) year thereafter (the "Distribution Compliance period") shall be made to U.S. persons or for the account or benefit of U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S, and (v) Affiant is not an Underwriter,
dealer, distributor or other person who is participating, pursuant to contractual arrangement in the distribution of the OSWE Common Stock offered or sold in reliance on Regulation S.

         (v) understands and acknowledges that an investment in the OSWE Common Stock involves a high degree of risk. Affiant acknowledges that there are limitations on the liquidity of the OSWE Common Stock. The Affiant represents that the Affiant is able to bear the economic risk of an investment in the OSWE Common Stock, including a possible total loss of investment. In making this statement, the Affiant hereby represents and warrants to OSWE that the Affiant has adequate means of providing for the Affiant's current needs and contingencies; that Affiant is able to afford to hold the OSWE Common Stock for an indefinite period; and that Affiant has such knowledge and experience in financial and business matters that the Affiant is capable of evaluating the merits and risks of the investment in the OSWE Common Stock. Further, the Affiant represents, as of the date of signing this Agreement, that the Affiant has no present need for liquidity in the OSWE Common Stock and the Affiant is willing to accept such investment risks;

         (vi) Understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon or made any recommendation or endorsements of OSWE or the OSWE Common Stock;

         (vii) acknowledges that to such Affiant's knowledge, without any independent investigation, neither OSWE, nor any person acting for OSWE has conducted any directed selling efforts in the United States as the term "directed selling efforts" is defined in Rule 902(c) of Regulation S, which in general means, any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the OSWE Common stock being offered in reliance on Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisement with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, that refers to the offering of the OSWE Common Stock in reliance on Regulation S;

         (viii) knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the OSWE Common Stock;

         (ix) covenants that he, she or it will not knowingly make any sale, transfer or other disposition of the OSWE Common Stock in violation of the Act (including Regulation S), the Exchange Act, any applicable state acts or the rules and regulations of the Commission or of any state securities commission or similar state authorities promulgated under any of the forgoing; and

         (x) OSWE has made available to Affiant, Affiant's counsel and advisors, prior to the date hereof, the opportunity to ask questions of, and to receive answers from, OSWE and its representatives, concerning the terms and conditions of the exchange of the OSWE Common Stock for the CB Shares and access to obtain any information, documents, financial statements, records and books (A) relative to OSWE, the business and an investment in OSWE, and (B) necessary to verify the accuracy of any information furnished to Affiant. All materials and information requested by Affiant, Affiant's counsel and advisors, or others representing such Affiant, including any information requested to verify any information furnished to Affiant, have been made available and examined.

                                                     Affiant:




                                     date: _____________________________________
                                    address: ___________________________________